                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-66268

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
PROSPECTUS--APRIL 17, 1998
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DEAN WITTER TAX-EXEMPT SECURITIES TRUST (THE "FUND") IS AN OPEN-END,
DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND INVESTS PRINCIPALLY IN TAX-EXEMPT FIXED-INCOME SECURITIES WHICH ARE RATED IN THE THREE HIGHEST CATEGORIES BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORPORATION. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated April 17, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

                               TABLE OF CONTENTS

Prospectus Summary ....................................................      2
Summary of Fund Expenses ..............................................      4
Financial Highlights ..................................................      5
The Fund and its Management ...........................................      8
Investment Objective and Policies .....................................      8
 Risk Considerations and Investment Practices .........................     10
Investment Restrictions ...............................................     12
Purchase of Fund Shares ...............................................     13
Shareholder Services ..................................................     21
Redemptions and Repurchases ...........................................     24
Dividends, Distributions and Taxes ....................................     24
Performance Information ...............................................     26
Additional Information ................................................     26

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                   Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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The                  The Fund is organized as a Trust, commonly known as a
Fund                 Massachusetts business trust, and is an open-end,
                     diversified management investment company investing
                     principally in investment grade, tax-exempt fixed-income
                     securities (see page 8).
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Shares Offered       Shares of beneficial interest with $0.01 par value (see
                     page 26). The Fund offers four Classes of shares, each
                     with a different combination of sales charges, ongoing
                     fees and other features (see pages 13-21).
-------------------------------------------------------------------------------
Minimum              The minimum initial investment for each Class is $1,000
Purchase             ($100 if the account is opened through EasyInvest (Service
                     Mark)). Class D shares are only available to persons
                     investing $5 million or more and to certain other limited
                     categories of investors. For the purpose of meeting the
                     minimum $5 million investment for Class D shares, and
                     subject to the $1,000 minimum initial investment for each
                     Class of the Fund, an investor's existing holdings of
                     Class A shares and shares of funds for which Dean Witter
                     InterCapital Inc. serves as investment manager ("Dean
                     Witter Funds") that are sold with a front-end sales
                     charge, and concurrent investments in Class D shares of
                     the Fund and other Dean Witter Funds that are multiple
                     class funds, will be aggregated. The minimum subsequent
                     investment is $100 (see page 13).
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Investment           The investment objective of the Fund is to provide a high
Objective            level of current income exempt from federal income tax,
                     consistent with the preservation of capital (see page 8).
-------------------------------------------------------------------------------
Investment           Dean Witter InterCapital Inc. ("InterCapital"), the
Manager              Investment Manager of the Fund, and its wholly-owned
                     subsidiary, Dean Witter Services Company Inc., serve in
                     various investment management, advisory, management and
                     administrative capacities to 101 investment companies and
                     other portfolios with assets of approximately $113.6
                     billion at March 31, 1998 (see page 8).
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Management           The monthly fee is at an annual rate of 1/2 of 1% of
Fee                  average daily net assets, scaled down on assets over $500
                     million (see page 8).
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Distributor and      Dean Witter Distributors Inc. (the "Distributor"). The
Distribution         Fund has adopted a distribution plan pursuant to Rule
Fee                  12b-1 under the Investment Company Act (the "12b-1 Plan")
                     with respect to the distribution fees paid by the Class A,
                     Class B and Class C shares of the Fund to the Distributor.
                     The entire 12b-1 fee payable by Class A and a portion of
                     the 12b-1 fee payable by each of Class B and Class C equal to 0.15% of the average daily net assets of Class B and
                     0.25% of the average daily net assets of Class C are
                     currently each characterized as a service fee within the
                     meaning of the National Association of Securities Dealers,
                     Inc. guidelines. The remaining portion of the 12b-1 fee,
                     if any, is characterized as an asset-based sales charge
                     (see pages 13 and 20).
-------------------------------------------------------------------------------
Alternative          Four classes of shares are offered:
Purchase
Arrangements         o Class A shares are offered with a front-end sales
                     charge, starting at 4.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge
                     ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's
                     12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 13, 16 and 20).

                     o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.60% of the average daily net assets of Class B. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 13, 17 and 20).
-------------------------------------------------------------------------------

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                     o Class C shares are offered without a front-end sales
                     charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.70% of average daily net assets of the Class (see pages 13, 19 and 20).

                     o Class D shares are offered only to investors meeting an
                     initial investment minimum of $5 million and to certain
                     other limited categories of investors. Class D shares are
                     offered without a front-end sales charge or CDSC and are
                     not subject to any 12b-1 fee (see pages 13, 19 and 20).
                     All shares of the Fund held prior to July 28, 1997 have
                     been designated Class D shares. Additional investments in
                     Class D shares by shareholders holding such shares may
                     only be made if those shareholders are otherwise eligible
                     to purchase Class D shares. However, shareholders holding
                     such shares will receive the benefit of the value of such
                     shares towards reduced sales charges on purchases of Class
                     A shares pursuant to the Fund's "Right of Accumulation"
                     (see page 17).
-------------------------------------------------------------------------------
Dividends and        Dividends from net investment income are declared daily
Capital Gains        and paid monthly; capital gains, if any, may be
Distributions        distributed annually or retained for reinvestment by the
                     Fund. Dividends and capital gains distributions paid on
                     shares of a Class are automatically reinvested in
                     additional shares of the same Class at net asset value
                     unless the shareholder elects to receive cash. Shares
                     acquired by dividend and distribution reinvestment will
                     not be subject to any sales charge or CDSC (see pages 21
                     and 24).
-------------------------------------------------------------------------------
Redemption           Shares are redeemable by the shareholder at net asset
                     value less any applicable CDSC on Class A, Class B or
                     Class C shares. An account may be involuntarily redeemed
                     if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark),
                     if after twelve months the shareholder has invested less
                     than $1,000 in the account (see page 24).
-------------------------------------------------------------------------------
Risks                The value of the Fund's portfolio securities, and
                     therefore the Fund's net asset value per share, may
                     increase or decrease due to various factors, principally
                     changes in prevailing interest rates and the ability of
                     the issuers of the Fund's portfolio securities to pay
                     interest and principal on such obligations. The Fund may
                     purchase when-issued and delayed delivery securities (see
                     page 10). The Fund may also invest in futures and options, which may be considered speculative in nature and which
                     may involve greater risks than those customarily assumed
                     by certain other investment companies which do not invest
                     in such instruments (see pages 10-12).
-------------------------------------------------------------------------------
 The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-------------------------------------------------------------------------------
The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1997.

                                                                      CLASS A       CLASS B      CLASS C      CLASS D
                                                                      -------       -------      -------      -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price) .................................................     4.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments ...................     None          None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds)..................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees...................................................     None          None         None         None
Exchange Fee......................................................     None          None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Management Fees ..................................................     0.44%         0.44%        0.44%        0.44%
12b-1 Fees (5)(6).................................................     0.25%         0.60%        0.70%        None
Other Expenses ...................................................     0.05%         0.05%        0.05%        0.05%
Total Fund Operating Expenses (7).................................     0.74%         1.09%        1.19%        0.49%

--------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.70% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class B or Class C prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

EXAMPLES                                                           1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------                                                           ------   -------    -------   --------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ........................................................   $50      $65        $82       $130
  Class B ........................................................   $61      $65        $80       $133
  Class C ........................................................   $22      $38        $65       $144
  Class D ........................................................   $ 5      $16        $27       $ 62

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ........................................................   $50      $65        $82       $130
  Class B ........................................................   $11      $35        $60       $133
  Class C ........................................................   $12      $38        $65       $144
  Class D ........................................................   $ 5      $16        $27       $ 62

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------------
                                   1997*     1996      1995      1994      1993      1992      1991      1990      1989      1988
----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period.......................    $11.77    $12.09    $11.01    $12.41    $11.88    $11.65    $11.09    $11.28    $10.96    $10.45
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income ........      0.63      0.65      0.67      0.70      0.77      0.79      0.80      0.80      0.81      0.81
Net realized and unrealized
 gain (loss)..................      0.36     (0.24)     1.19     (1.37)     0.54      0.23      0.56     (0.18)     0.32      0.51
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
 operations...................      0.99      0.41      1.86     (0.67)     1.31      1.02      1.36      0.62      1.13      1.32
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less dividends and
 distributions from:
 Net investment income........     (0.63)    (0.65)    (0.67)    (0.70)    (0.77)    (0.79)    (0.80)    (0.81)    (0.81)    (0.81)
 Net realized gain............     (0.05)    (0.08)    (0.11)    (0.03)    (0.01)     --        --        --        --        --
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total dividends and
 distributions................     (0.68)    (0.73)    (0.78)    (0.73)    (0.78)    (0.79)    (0.80)    (0.81)    (0.81)    (0.81)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of
 period.......................    $12.08    $11.77    $12.09    $11.01    $12.41    $11.88    $11.65    $11.09    $11.28    $10.96
                                  ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN+ .....      8.73%     3.61%    17.37%    (5.55)%   11.23%     9.09%    12.71%     5.86%    10.61%    13.02%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................      0.49%     0.48%     0.48%     0.47%     0.47%     0.49%     0.51%     0.51%     0.51%     0.54%
Net investment income.........      5.34%     5.52%     5.76%     6.02%     6.23%     6.74%     7.05%     7.25%     7.31%     7.51%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................    $1,097    $1,190    $1,325    $1,295    $1,582    $1,323    $1,145    $1,010    $1,033    $  908
Portfolio turnover rate.......        16%       18%       21%       16%       13%        4%       10%       19%       13%       17%

--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.

-------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                            JULY 28, 1997*
                                                               THROUGH
                                                          DECEMBER 31, 1997
                                                          -----------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................      $12.00
                                                                ------
Net investment income ....................................        0.25
Net realized and unrealized gain .........................        0.14
                                                                ------
Total from investment operations  ........................        0.39
                                                                ------
Less dividends and distributions from:
 Net investment income ...................................       (0.25)
 Net realized gain .......................................       (0.05)
                                                                ------
Total dividends and distributions  .......................       (0.30)
                                                                ------
Net asset value, end of period ...........................      $12.09
                                                                ======
TOTAL INVESTMENT RETURN+..................................        3.31%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .................................................        0.76%(2)(3)
Net investment income ....................................        4.96%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................      $3,857
Portfolio turnover rate...................................          16%

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period .....................      $12.00
                                                                ------
Net investment income ....................................        0.23
Net realized and unrealized gain .........................        0.19
                                                                ------
Total from investment operations  ........................        0.42
                                                                ------
Less dividends and distributions from:
 Net investment income ...................................       (0.23)
 Net realized gain .......................................       (0.05)
                                                                ------
Total dividends and distributions  .......................       (0.28)
                                                                ------
Net asset value, end of period ...........................      $12.14
                                                                ======
TOTAL INVESTMENT RETURN+..................................        3.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .................................................        1.14%(2)(3)
Net investment income ....................................        4.87%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................      $95,573
Portfolio turnover rate ..................................          16%

--------------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.

-------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                            JULY 28, 1997*
                                                               THROUGH
                                                          DECEMBER 31, 1997
                                                          -----------------
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....................      $12.00
                                                                ------
Net investment income ....................................        0.23
Net realized and unrealized gain .........................        0.16
                                                                ------
Total from investment operations  ........................        0.39
                                                                ------
Less dividends and distributions from:
 Net investment income ...................................       (0.23)
 Net realized gain .......................................       (0.05)
                                                                ------
Total dividends and distributions  .......................       (0.28)
                                                                ------
Net asset value, end of period ...........................      $12.11
                                                                ======
TOTAL INVESTMENT RETURN+..................................        3.28%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................        1.20%(2)(3)
Net investment income ....................................        4.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................      $2,953
Portfolio turnover rate ..................................          16%

--------------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.02%.

THE FUND AND ITS MANAGEMENT
-------------------------------------------------------------------------------

Dean Witter Tax-Exempt Securities Trust (the "Fund") is an open-end, diversified management investment company incorporated in Maryland on December 13, 1979. The Fund reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total net assets of approximately $109.5 billion as of March 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.325% on net assets over $1.25 billion. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets and the total expenses of Class D amounted to 0.49% of the Fund's average daily net assets of Class D. Shares of Class A, Class B and Class C were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

The investment objective of the Fund is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. There is no assurance that this objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing its assets in accordance with the following policies:

   1. At least 80% of the Fund's total assets will be invested in tax-exempt securities, except as stated in paragraph (5) below. Tax-exempt securities consist of Municipal Bonds and Municipal Notes ("Municipal Obligations") and Municipal Commercial Paper.

   2. At least 75% of the Fund's total assets will be invested in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal Commercial Paper which at the time of purchase are rated P-1 by Moody's or A-1 by S&P.

   3. Up to 25% of the Fund's total assets may be invested in tax-exempt securities which are not rated by Moody's or S&P or, if rated, are not within the rating categories of Moody's or S&P stated in paragraph (2) above.

   4. In accordance with the current position of the staff of the Securities and Exchange Commission, tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders will not be included in the 80% total described in paragraph 1 above. (See "Dividends, Distributions and Taxes," below.) As such, the remaining 20% of the Fund's total assets may be invested in tax-exempt securities subject to the alternative minimum tax.

   5. Inclusive of paragraph 4 above, up to 20% of the Fund's total assets may be invested in taxable money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable securities in which the Fund may temporarily invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the foregoing portfolio securities.

   Municipal Obligations are debt obligations of states, cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities. Any Municipal Obligation which depends directly or indirectly on the credit of the Federal Government shall be considered to have a rating of Aaa/AAA. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   While the Fund may invest up to 25% of its total assets in Municipal Obligations which are unrated or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P, the Fund does not intend to invest in Municipal Bonds which are rated below either Baa by Moody's or BBB by S&P (the lowest ratings considered investment grade) or, if not rated, are deemed by the Investment Manager to be below investment grade, in amounts exceeding 5% of its total assets. Investments in Municipal Bonds rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Municipal Bonds rated below investment grade may not currently be paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   The two principal classifications of Municipal Obligations and Commercial Paper are "general obligation" and "revenue" obligations or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other state government units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Included within the revenue category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   Lease obligations represent a type of financing that may not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   The foregoing percentage and rating policies apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Fund's total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


RISK CONSIDERATIONS AND INVESTMENT PRACTICES

The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may enter into financial futures contracts ("futures contracts"), options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are not daily payments of cash to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation may be increased by the fact that the Fund will invest in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures; in particular, the ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or purchase related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

   In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. Accordingly, the Fund's investments may be adversely affected.

   For a discussion of the risks of certain types of Municipal Obligations, such as lease obligations, see above in "Investment Objective and Policies."


PORTFOLIO MANAGEMENT

The Fund is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Tax-Exempt Group, which manages 39 tax-exempt municipal funds and fund portfolios, with approximately $11.2 billion in assets as of March 31, 1998. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group and Joseph R. Arcieri, Vice President of InterCapital and a member of InterCapital's Municipal Fixed Income Group, have been the primary portfolio co-managers of the Fund since its inception and February, 1997, respectively, and have been portfolio managers at InterCapital for over five years.

   Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of InterCapital.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. A portfolio turnover rate in excess of 100% may be considered high and the Fund will incur correspondingly higher transaction costs. Additionally, see "Dividends, Distributions and Taxes" for a discussion of the tax policy of the Fund. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.


INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the Fund's total assets does not require elimination of any security from the portfolio.

The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding taxable debt securities or any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

   4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Tax-Exempt Securities Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of purchases made pursuant to (i) systematic payroll deduction plans, (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required, provided, in the case of systematic payroll deduction plans, that the Distributor has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and/or the Distributor reserve the right to reject any purchase order.


ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.70% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for signifi-cantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.70% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------------------------
                                                           Conversion
   Class          Sales Charge          12b-1 Fee           Feature
-----------------------------------------------------------------------------
     A        Maximum 4.25%               0.25%                No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                 0.60%         B shares convert
              CDSC during the first                      to A shares
              year decreasing                            automatically after
              to 0 after six years                       approximately
                                                         ten years
-----------------------------------------------------------------------------
     C        1.0% CDSC during             0.70%               No
              first year
-----------------------------------------------------------------------------
     D               None                  None                No
-----------------------------------------------------------------------------

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                                ------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
     -----------           -----       ---------------
Less than $25,000  ..      4.25%            4.44%
$25,000 but less
 than $50,000 .......      4.00%            4.17%
$50,000 but less
 than $100,000 ......      3.50%            3.63%
$100,000 but less
 than $250,000 ......      2.75%            2.83%
$250,000 but less
 than $1 million  ...      1.75%            1.78%
$1 million and over           0                0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements and restrictions on transferability of Fund shares);

   (3) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (4) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (3), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
        ------------           ------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") or an Exchange Fund (as defined below in "Shareholder Services--Exchange Privilege") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of Global Short-Term or any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the above table will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows: Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
       ------------           ------------------
First.....................           3.0%
Second....................           2.0%
Third.....................           1.0%
Fourth and thereafter ....           None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability; and

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased. The conversion of shares will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.70% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class D shares. Additional investments in Class D shares by shareholders holding such shares may only be made if those shareholders are otherwise eligible to purchase Class D shares. However, shareholders holding such shares will receive the benefit of the value of such shares towards reduced sales charges on purchases of Class A shares pursuant to the Fund's "Right of Accumulation" (see "Initial Sales Charge Alternative--Class A Shares--Right of Accumulation"). Investors who require a $5 million minimum initial investment to qualify to purchase Class

D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

Effective July 28, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.70% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.15% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses. For the fiscal period July 28 through December 31, 1997, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $2,466, $83,261 and $4,834, which amounts on an annualized basis are equal to 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively, for such period.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $2,732,178 at December 31, 1997, which was equal to 2.86% of the net assets of Class B on such date. Of this amount, $2,455,436 represents excess distribution expenses of National Municipal, the net assets of which were combined with those of the Fund on November 7, 1997 pursuant to the Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $22,030 in the case of Class C at December 31, 1997, which amount was equal to 0.75% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service may utilize a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing services are more likely to approximate the fair value of such securities.

   Short-term taxable debt securities with remaining maturities of sixty days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than sixty days will be valued on a mark to market basis until such time as they reach a maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share (without sales charge), in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST (SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.


EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule. Class B shares of the Fund issued in exchange for shares of National Municipal in connection with the Reorganization that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Global Short-Term or an Exchange Fund are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of Global Short-Term or any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the Fund's CDSC schedule will apply to redemptions of any of such shares.

ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors shoud be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes as a redemption or repurchase of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request (see "Redemptions and Repurchases"). Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------

REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her share redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at net asset value the shares of any shareholder whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. The amount of such dividends may fluctuate from day to day. Such dividends are paid monthly. The Fund intends to distribute all of its net investment income on an annual basis.

   The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund.

   All dividends and any capital gains distributions will be paid in additional Fund shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.") Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. The Internal Revenue Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on certain "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by government units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. The Fund anticipates that a portion of its investments will be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   After the end of the calendar year, the Fund will mail to its shareholders a statement indicating the percentage of the dividend distributions for such year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and to what extent the taxable portion is long-term or short-term capital gain. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

   Shareholders will normally be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions or repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to share holders.

   Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.


PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield for each Class which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

   Prior to July 28, 1997, the Fund offered only one Class of shares. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes, historical performance information may be restated to reflect the current maximum sales charge applicable to Class A as well as the imposition of an ongoing 12b-1 fee. In addition, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance may also be restated to reflect the absence of any sales charge in the case of Class D shares.


ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any share holder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.